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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported): Jan. 16, 2001

                      Bay View Securitization Corporation
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               (Exact name of registrant as specified in charter)


          Delaware                                333-16233                                   93-1225376
State or other jurisdiction of               (Commission File No.)               (I.R.S. Employer Identification No.)
 incorporation or organization

      c/o Bay View Bank
      1840 Gateway Drive
     San Mateo, California                                                                      94404
Address of principal executive offices                                                         Zip Code


      Registrant's telephone number, including area code:  (650) 573-7310

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  (Former name, former address, and former fiscal year, if changed since last report)
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Item 7. Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1   Monthly Servicer's Reports dated  Dec. 31, 2000


                                   Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                               BAY VIEW 1999 LG-1 AUTO TRUST
                                               BAY VIEW 2000 LJ -1 AUTO TRUST
                                          BY:  BAY VIEW SECURITIZATION
                                               CORPORATION ORIGINATOR OF TRUST



Dated:  March 15, 2001        By:  /s/ Michael J. LaOrange
                                   -----------------------
                                    Michael J. LaOrange
                                    Vice President